UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2020

Item 1. Reports to Stockholders.

Aberdeen Standard Investments

Aberdeen Australia Equity Fund, Inc. (IAF)

Semi-annual Report
April 30, 2020

The Great Australian Bight

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at (800) 647-0584 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Australia Equity Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s net asset values over the preceding three month period ending on the last day of the month immediately preceding the distribution’s declaration date. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced November 1, 2019 through the distributions declared on May 11, 2020 consisted of 19% net investment income, 9% net realized gains and 72% tax return of capital.

In January 2021, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2020 calendar year.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2020. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Total Investment Return

For the six-month period ended April 30, 2020, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund compared to the Fund’s benchmark are as follows:

NAV*	-16.2%
Market Price*	-16.4%
S&P/ASX 200 Accumulation Index (“ASX 200”) (Net)[1,2]	-19.8%
S&P/ASX 200 Accumulation Index (“ASX 200”) (Gross)[1]	-19.7%

* assuming the reinvestment of all dividends and distributions

The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see the Report of the Investment Manager (page 4) and Total Investment Returns (page 6).

NAV, Market Price and Discount

The below table represents comparison from current fiscal year end to prior year of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
4/30/2020	$4.55	$4.06	10.8%
10/31/2019	$5.77	$5.16	10.6%

Throughout the six-month period ended April 30, 2020, the Fund’s NAV was within a range of $3.45 to $6.11 and the Fund’s market price traded within a range $3.01 to $5.60. Throughout the six month period ended April 30, 2020, the Fund’s shares traded within a range of discount of 4.4% to 14.0%.

Managed Distribution Policy

On February 25, 2020, the Fund announced that it had amended its quarterly distribution policy such that distributions will be paid in newly issued shares of common stock of the Fund to all shareholders who have not otherwise elected to receive cash, effective with the distribution payable June 30, 2020. As announced on May 7, 2020, the Fund amended the calculation of the distribution rate under its Managed Distribution Policy (“MDP”). Beginning with the distribution payable on June 30, 2020, the quarterly MDP payment will be calculated as a percentage of the rolling average of the Fund’s net asset values over the preceding three month period ending on the last day of the month immediately preceding the distribution’s declaration date. Previously, the quarterly MDP payment was calculated as a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. The rolling distribution rate of 10%, which was approved in March 2020 for the 12-month period commencing with the distribution payable in June 2020 will remain unchanged. The Fund’s distribution policy (the “Distribution Policy”) is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. The Distribution Policy will be subject to regular review by the Board of Directors.

On May 11, 2020, the Fund announced that it will pay on June 30, 2020, a stock distribution of US$0.12 per share to all shareholders of record as of May 21, 2020. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the net asset value (“NAV”) per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.

Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in “street name” or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.

1

The ASX 200 is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from S&P Global Ratings. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2

At a meeting held on December 11, 2019, the Fund’s Board of Trustees approved a change in the Fund’s benchmark from the S&P/ASX 200 (Gross Dividends) to the S&P/ASX 200 (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject. The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

Aberdeen Australia Equity Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

Use of Leverage

On May 7, 2020, The Fund announced that the Board of Directors has determined in order to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives, the Fund will begin to use leverage as permitted under the Fund’s investment restrictions and organizational documents. The Fund is permitted to borrow for investment purposes as may be permitted by the 1940 Act or any rule, order or interpretation thereunder. This allows the Fund to borrow for investment purposes in the amount up to 33 1/3% of the Fund’s total assets. At the present time, the Fund intends to limit the use of leverage to approximately 10-15% of its total assets. No material changes in the Fund’s portfolio composition or investment approach are expected as a result of the Fund’s use of leverage. To the extent the Fund utilizes leverage, it will be exposed to additional risks, including the risk that the costs of leverage could exceed the income earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund’s net asset value, market price and distributions. Additionally, in the event of a general market decline in the value of the Fund’s assets, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six-month period ended April 30, 2020, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semiannual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (previously on Form N-Q). These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes this information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

COVID-19

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for individual issuers, including the Fund, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeeniaf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

2	Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/ contact-us/preferences

Contact Us:

•   Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•   Email: Investor.Relations@aberdeenstandard.com; or

•   Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.	3

Report of the Investment Manager (unaudited)

Market/economic review

The Australian stock market fell sharply over the six-month period ended April 30, 2020, despite a late rebound. Investor sentiment initially was lifted by optimism regarding the U.S.-China partial trade deal and greater clarity on Brexit after U.K. Prime Minister Boris Johnson won the December 2019 election by a significant margin. However, this was counterbalanced by the raging bushfires and their impact on the economy. The bulk of the decline occurred in the final few months of the reporting period, with Australian equities falling by double digits in lockstep with global markets as the COVID-19 outbreak snowballed rapidly into a pandemic. In response, the Australian government unveiled massive stimulus in an effort to keep businesses afloat and prevent them from cutting jobs, particularly in the worst-hit sectors, such as hospitality, education and tourism. The Reserve Bank of Australia cut its benchmark interest rate twice in March 2020, in a bid to support the economy, reducing it to a record low of 0.25%.

The Australian dollar sank to its lowest level since the global financial crisis of the late-2000s amid worries of the COVID-19 pandemic’s impact on China, Australia’s largest trading partner. The mainland China economy posted a 6.8% contraction in the first quarter of 2020, although March data pointed to an improvement in manufacturing conditions. Volatile oil prices also hampered the Australian stock market, with U.S. crude futures sliding into negative territory for the first time in mid-April, overshadowing the deal by the Organization of the Petroleum Exporting Countries (OPEC) to reduce output. Towards the end of the reporting period, share prices rebounded, buoyed by the tentative efforts of governments worldwide to reopen parts of their economies after nationwide lockdowns blunted the pace of new COVID-19 infections. News of progress in potential vaccines, along with unprecedented monetary and fiscal stimulus across the globe, also lifted investor sentiment.

Fund performance review

Aberdeen Australia Equity Fund returned -16.2% on a net asset value basis for the six-month period ended April 30, 2020, versus the -19.8% return of its benchmark, the S&P/Australian Stock Exchange Ltd. (ASX) 200 Index (Net Dividends).

At the individual stock level, the Fund’s holding in Australian stock exchange operator ASX Ltd, performed well during the reporting period as its core earnings are leveraged towards transactional activity and market volatility, meaning that its earnings are relatively well insulated from the pandemic-induced fluctuations. While its stock price fell in line with market as part of the initial indiscriminate selloff, it rebounded as investors favored high-quality companies backed in relatively defensive sectors. We maintain our view that ASX is a high-quality business with upbeat prospects, as we believe that the company has the ability to deliver steady earnings growth with potential for upside as its delivers its new distributed-ledger technology to the market. Fund performance also was bolstered by the holding in Goodman Group Ltd, which has continued to deliver solid results. Goodman provides the Fund with exposure to robust tenant demand for prime industrial property, a theme that we believe will continue even through the COVID-19 pandemic, given investors’ heightened focus on logistics and supply chains. Finally, the Fund’s position in medical device maker Fisher & Paykel Healthcare Corp. Ltd. contributed to performance, as its hospital business was a direct beneficiary of the rapid escalation of the COVID-19 pandemic. The company issued a fourth earnings upgrade for its 2020 fiscal year in March, citing robust global demand for its hospital humidifiers and related consumables. Fisher & Paykel Healthcare is looking to increase production and also is benefiting from solid sales in its Homecare division and positive currency movements. While we believe that current levels of robust medical device sales may be unsustainable over the longer term, we are optimistic that future sales of consumables will be supported by the enlarged installed base.

Conversely, the Fund’s holding in Treasury Wine Estates (TWE) detracted from performance for the reporting period after the wine-maker downgraded its earnings forecast for is 2020 fiscal year. The downgrade was attributable to weakness in the company’s U.S. operations, with management citing a lack of leadership stability, as well as structural issues within that market. Consequently, TWE was forced to respond with increased promotions. Its shares sold off as this was another surprise for investors following CEO Michael Clarke’s retirement, as well as a raft of other management changes. We subsequently exited the Fund’s position in the company. Additionally, shares of Auckland International Airport Ltd. declined over the reporting period as COVID-19-induced government lockdowns worldwide significantly curtailed flights and associated traffic through the airport, leading to investors’ near-term concerns around liquidity and depletion of cash reserves. The company has since undertaken a NZ$1 billion (about US$623 million) capital-raising,* which we believe is sufficient to alleviate any near-term capital concerns, and we are optimistic that the stock is poised to outperform as border restrictions are eased gradually.

* In a capital-raising, a company sells more shares to existing or new investors.

4	Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Fund activity

During the reporting period, we sought to take advantage of recent market volatility to execute several strategic trades. We initiated a holding in A2 Milk Co. Ltd. following our meeting with management, which raised our confidence in its long-term growth trajectory and growth prospects. We established a new position in APA Group, Australia’s largest gas-pipeline distribution network, at what we believed was an attractive valuation, given management’s solid track record in delivering sustained, steady growth. We believe that its network is an essential service for producers to deliver gas to customers, while its long-term contracts are defensive, particularly under the current macroeconomic environment. We also established a new position in Northern Star Resources Ltd., a gold miner with a track record of acquiring existing mining endowments to create value through exploration and mine-life extension. Another new holding was copper miner OZ Minerals Ltd., which is embarking on a large South Australian project. Although copper prices have been depressed against the backdrop of the U.S.-China trade war and the COVID-19 pandemic more recently, the metal is one of the commodities for which we have a positive long-term, fundamental view. There was a large amount of capital-raisings in the period associated with the impact of the COVID-19 pandemic. We participated in capital-raisings for Auckland International Airport, Cochlear Ltd., a maker of hearing implants, and oil and gas company Oil Search Ltd., as we believe that they had notable discounts and anticipate that these companies will recover as economies reopen. Shares of all three companies subsequently traded at a premium to their capital-raising issue price.

As previously noted, we exited the Fund’s position in TWE during the reporting period. Additionally, we decided to reduce further the Fund’s exposure to commercial banks, as we anticipate that net interest-margin pressure and higher regulatory and compliance costs will have a negative impact across the banking sector.

Outlook

As the COVID-19 pandemic swept across Australia, the socioeconomic impact also escalated materially. Strict government measures intended to curb its spread also severely capped economic activity. While governments globally responded with fiscal stimulus to mitigate the fallout, it is uncertain if these can fully rebuild the collapse in both business and consumer confidence. Meanwhile, we are seeing businesses across the global markets rush to protect their balance sheets, deferring all non-essential capital expenditure, adding liquidity and raising equity. Consumers have become substantially more cautious, as worries over job security take center stage and the impact of job losses begin to work through the economy. Therefore, our near-term market outlook remains cautious, especially in light of the market rally in April 2020. However, it is worth noting that there has been some incrementally more positive news flow emerging around a less severe outcome than many had feared a month earlier, particularly in Australia. We believe that this factor, along with the Australian government starting to reopen the economy, the significant amount of stimulus, as well as positive signs around potential vaccines for COVID-19, should help buoy investor sentiment and global markets.

We maintain the Fund’s relatively defensive positioning, with a focus on what we believe are high-quality businesses with robust balance sheets and upbeat prospects for growth in the current market cycle. We intend to continue to take advantage of the current market volatility, making the most of the opportunities presented to either initiate positions in companies that we have been closely tracking, or to add to our high-quality holdings for which we believe that fundamentals remain resilient. As always, our focus is on accumulating positions in companies that in our view are led by excellent management, are backed by healthy balance sheets, and possess solid long-term prospects.

Risk Considerations

Past performance does not guarantee future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. There are also risks associated with investing in Australia, including the risk of investing in a single-country. Concentrating investments in the Australia region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Equity stocks of small mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Aberdeen Standard Investments (Asia) Limited

Aberdeen Australia Equity Fund, Inc.	5

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s benchmark, the ASX 200, the Fund’s benchmark, for the 6-month, 1-year, 3-year, 5-year and 10-year periods ended April 30, 2020.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-16.2%	-11.5%	-0.9%	0.7%	1.6%
Market Price	-16.4%	-15.3%	-3.5%	-0.0%	0.0%
S&P/ASX 200 (Net)[1]	-19.8%	-15.7%	-2.8%	-0.6%	2.0%
S&P/ASX 200 (Gross)	-19.7%	-15.4%	-2.5%	-0.3%	2.3%

Aberdeen Standard Investments Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeeniaf.com or by calling 800-522-5465.

The annualized total operating expense ratio both excluding and net of fee waivers based on the six-month period ended April 30, 2020 was 1.52%.

1

At a meeting held on December 10, 2019, the Fund’s Board of Trustees approved a change in the Fund’s benchmark from the S&P/ASX 200 (Gross Dividends) to the S&P/ASX 200 (Net Dividends). The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund, as it is also calculated net of withholding taxes, to which the Fund is generally subject.The change in benchmark does not affect the investment objective of the Fund, nor the way in which the portfolio is managed.

6	Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. As of April 30, 2020, the GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 subindustries. An industry classification standard sector can include more than one industry group.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the ASX 200. As of April 30, 2020, the Fund did not have more than 25% of its assets invested in any industry group.

As of April 30, 2020, the Fund held 97.9% of its net assets in equities, 0.4% in a short-term investment and 1.7% in other assets in excess of liabilities.

Sectors	As a Percentage of Net Assets
Financials	24.0%
Health Care	19.8%
Materials	15.7%
Information Technology	6.2%
Real Estate	5.5%
Communication Services	5.5%
Industrials	5.1%
Consumer Staples	4.8%
Energy	4.8%
Utilities	3.3%
Consumer Discretionary	3.2%
Short-Term Investment	0.4%
Other Assets in Excess of Liabilities	1.7%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of April 30, 2020:

Name of Security	As a Percentage of Net Assets
CSL Ltd.	10.0%
BHP Group PLC	7.7%
Commonwealth Bank of Australia	7.7%
ASX Ltd.	5.4%
Xero Ltd.	4.3%
Telstra Corp. Ltd.	4.1%
Cochlear Ltd.	3.9%
Woolworths Group Ltd.	3.7%
Aristocrat Leisure Ltd.	3.2%
Rio Tinto PLC – London Listing	3.2%

Aberdeen Australia Equity Fund, Inc.	7

Portfolio of Investments (unaudited)

As of April 30, 2020

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—97.9%
COMMON STOCKS—97.9%
AUSTRALIA—77.5%
90,400	Altium Ltd.	Software—1.9%	$1,984,402
259,100	APA Group	Gas Utilities—1.8%	1,830,765
204,500	Aristocrat Leisure Ltd.	Hotels, Restaurants & Leisure—3.2%	3,353,757
105,900	ASX Ltd.	Capital Markets—5.4%	5,583,628
1,288,100	AusNet Services	Electric Utilities—1.5%	1,570,997
179,500	Australia & New Zealand Banking Group Ltd.	Banks—1.9%	1,949,812
476,100	BHP Group PLC	Metals & Mining—7.7%	7,991,325
199,500	Charter Hall Group	Equity Real Estate Investment Trusts (REIT)—1.0%	985,839
1,684,300	Cleanaway Waste Management Ltd.	Commercial Services & Supplies—2.0%	2,032,148
34,300	Cochlear Ltd.	Health Care Equipment & Supplies—3.9%	4,078,181
196,600	Commonwealth Bank of Australia	Banks—7.7%	7,941,948
51,800	CSL Ltd.	Biotechnology—10.0%	10,325,151
381,500	Goodman Group, REIT	Equity Real Estate Investment Trusts (REIT)—3.1%	3,249,325
36,600	Macquarie Group Ltd.	Capital Markets—2.3%	2,424,493
1,330,100	Medibank Pvt Ltd.	Insurance—2.2%	2,330,092
1,025,200	Mirvac Group, REIT	Equity Real Estate Investment Trusts (REIT)—1.4%	1,489,711
209,200	National Australia Bank Ltd.	Banks—2.2%	2,292,305
298,000	Northern Star Resources Ltd.	Metals & Mining—2.3%	2,406,372
415,912	Oil Search Ltd.	Oil, Gas & Consumable Fuels—0.8%	816,234
448,300	Origin Energy Ltd.	Oil, Gas & Consumable Fuels—1.6%	1,612,399
194,000	OZ Minerals Ltd.	Metals & Mining—1.1%	1,118,260
2,136,400	Telstra Corp. Ltd.	Diversified Telecommunication Services—4.1%	4,202,755
224,000	Westpac Banking Corp.	Banks—2.3%	2,330,528
171,500	Woodside Petroleum Ltd.	Oil, Gas & Consumable Fuels—2.4%	2,455,749
166,400	Woolworths Group Ltd.	Food & Staples Retailing—3.7%	3,850,815
			80,206,991
NEW ZEALAND—12.9%
93,000	a2 Milk Co. Ltd.(a)	Food Products—1.1%	1,096,801
852,563	Auckland International Airport Ltd.	Transportation Infrastructure—3.1%	3,170,220
189,200	Fisher & Paykel Healthcare Corp. Ltd.	Health Care Equipment & Supplies—3.0%	3,116,703
528,900	Spark New Zealand Ltd.	Diversified Telecommunication Services—1.4%	1,434,663
87,600	Xero Ltd.(a)	Software—4.3%	4,478,631
			13,297,018
UNITED KINGDOM—4.6%
70,500	Rio Tinto PLC—London Listing	Metals & Mining—3.1%	3,272,512
1,208,400	South32 Ltd.—London Listing	Metals & Mining—1.5%	1,516,749
			4,789,261
UNITED STATES—2.9%
197,900	ResMed, Inc.	Health Care Equipment & Supplies—2.9%	2,998,689
	Total Long-Term Investments—97.9% (cost $110,649,536)		101,291,959

8	Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2020

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.4%
UNITED STATES—0.4%
429,702	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.22%(b)	$ 429,702
	Total Short-Term Investment—0.4% (cost $429,702)	429,702
	Total Investments—98.3% (cost $111,079,238)(c)	101,721,661
	Other Assets in Excess of Liabilities—1.7%	1,809,633
	Net Assets—100.0%	$ 103,531,294

(a)  Non-income producing security.

(b)  Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2020.

(c)  See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC Public Limited Company

REIT Real Estate Investment Trust

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.	9

Statement of Assets and Liabilities (unaudited)

As of April 30, 2020

Assets
Investments, at value (cost $110,649,536)	$101,291,959
Short-term investments, at value (cost $429,702)	429,702
Foreign currency, at value (cost $2,077,210)	2,136,190
Receivable for investments sold	550,552
Interest and dividends receivable	12,607
Prepaid expenses and other assets	3,126
Total assets	104,424,136
Liabilities
Payable for investments purchased	645,834
Investment management fees payable (Note 3)	90,339
Investor relations fees payable (Note 3)	32,307
Administration fees payable (Note 3)	7,225
Director fees payable	2,200
Other accrued expenses	114,937
Total liabilities	892,842

Net Assets	$103,531,294
Composition of Net Assets
Common stock (par value $0.01 per share) (Note 5)	$227,423
Paid-in capital in excess of par	112,561,636
Distributable accumulated loss	(9,257,765)
Net Assets	$103,531,294
Net asset value per share based on 22,742,326 shares issued and outstanding	$ 4.55

See Notes to Financial Statements.

10	Aberdeen Australia Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2020

Net Investment Income:
Income
Dividends (net of foreign withholding taxes of $27,133)	$2,169,094
Interest and other income	38,826
Total Investment Income	2,207,920
Expenses:
Investment management fee (Note 3)	578,031
Directors’ fees and expenses	105,700
Administration fee (Note 3)	49,179
Insurance expense	40,774
Investor relations fees and expenses (Note 3)	32,282
Independent auditors’ fees and expenses	31,134
Reports to shareholders and proxy solicitation	30,830
Custodian’s fees and expenses	14,230
Transfer agent’s fees and expenses	14,189
Legal fees and expenses	13,748
Miscellaneous	25,019
Total operating expenses before reimbursed/waived expenses	935,116
Less: Investor relations fee waiver (Note 3)	(1,545)
Net expenses	933,571

Net Investment Income	1,274,349

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:

Investment transactions	356,676
Foreign currency transactions	(341,034)
15,642
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	(9,186,569)
Foreign currency translation	(13,361,246)
(22,547,815)
Net realized and unrealized (loss) from investments and foreign currency related transactions	(22,532,173)
Net Decrease in Net Assets Resulting from Operations	$(21,257,824)

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.	11

Statements of Changes in Net Assets

	For the Six-Month
	Period Ended	For the
	April 30, 2020	Year Ended
	(unaudited)	October 31, 2019

Increase/(Decrease) in Net Assets:

Operations:
Net investment income	$ 1,274,349	$ 3,925,266
Net realized gain/(loss) from investment transactions	356,676	(2,134,233)
Net realized loss from foreign currency transactions	(341,034)	(151,578)
Net change in unrealized appreciation/(depreciation) on investments	(9,186,569)	14,215,557
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(13,361,246)	3,273,549
Net increase/(decrease) in net assets resulting from operations	(21,257,824)	19,128,561

Distributions to Shareholders from:
Distributable earnings	(6,367,851)	(6,238,691)
Tax return of capital	–	(6,951,858)
Net decrease in net assets from distributions	(6,367,851)	(13,190,549)
Change in net assets resulting from operations	(27,625,675)	5,938,012

Net Assets:
Beginning of period	131,156,969	125,218,957
End of period	$103,531,294	$131,156,969

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

12	Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2020		For the Fiscal Years Ended October 31,
	(unaudited)		2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$5.77		$5.51	$6.39	$6.09	$6.21	$8.27
Net investment income	0.06		0.17	0.16	0.17	0.15	0.21
Net realized and unrealized gains/(losses) on investments and foreign currencies	(1.00)		0.67	(0.40)	0.77	0.40	(1.45)
Total from investment operations	(0.94)		0.84	(0.24)	0.94	0.55	(1.24)
Distributions from:
Net investment income	(0.28)		(0.15)	(0.14)	(0.13)	(0.16)	(0.27)
Net realized gains	–		(0.13)	(0.43)	(0.16)	(0.09)	(0.15)
Tax return of capital	–		(0.30)	(0.07)	(0.35)	(0.42)	(0.40)
Total distributions	(0.28)		(0.58)	(0.64)	(0.64)	(0.67)	(0.82)
Capital Share Transactions:
Net asset value, end of period	$4.55		$5.77	$5.51	$6.39	$6.09	$6.21
Market value, end of period	$4.06		$5.16	$5.17	$6.25	$5.56	$5.57

Total Investment Return Based on(b):
Market value	(16.43%	)	11.15%	(8.37% )	24.92%	12.92%	(20.61% )
Net asset value	(16.24%	)	16.62%	(4.48% )	16.61%	10.94%	(14.91% )

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$103,531		$131,157	$125,219	$145,264	$138,413	$142,067
Average net assets (000 omitted)	$123,622		$129,377	$143,263	$144,958	$140,809	$166,905
Net operating expenses, net of fee waivers	1.52%	(c)	1.48%	1.46%	1.48%	1.64% (d)	1.45%
Net operating expenses, excluding fee waivers	1.52%	(c)	1.48%	1.46%	1.48%	1.65% (d)	1.45%
Net investment income	2.07%	(c)	3.03%	2.47%	2.68%	2.44%	2.91%
Portfolio turnover	13%	(e)	20%	36%	12%	15%	20%

(a) Based on average shares outstanding.

(b) Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)  Annualized.

(d) The expense ratio includes a one-time expense associated with the October 2013 shelf offering costs attributable to the registered but unsold shares expiring in October 2016.

(e) Not annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.	13

Notes to Financial Statements (unaudited)

April 30, 2020

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited (“ASX”). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors of the Fund (“the Board”) upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund’s total assets must be invested in companies listed on the ASX. Aberdeen Standard Investments (Asia) Limited (“ASIAL”), the Fund’s investment manager (the “Investment Manager”), uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a

14	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

“government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$–	$101,291,959	$–	$101,291,959
Short-Term Investment	429,702	–	–	429,702
Total	$429,702	$101,291,959	$–	$101,721,661

Amounts listed as “–” are $0 or round to $0.

For the six-month period ended April 30, 2020, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)   purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Aberdeen Australia Equity Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

e. Federal Income Taxes:

The Fund, for U.S. federal income purposes is comprised of a separately identifiable unit called a Qualified Business Unit (“QBUs”) (see section 987 of the Internal Revenue Code of 1986, as amended (the “IRC”)). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office is designated as the United States and the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the home office of the QBU or the home office depending on certain factors including geographic region of the security. As an example, the majority of the Fund’s Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar.

IRC section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund’s composition of the distributions to shareholders is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized as income and distributed as such. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” (RIC) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

16	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments. For the six-month period ended April 30, 2020, there were no deferred capital gains tax.

3. Agreements and Transactions with Affiliates

a. Investment Manager and Investment Adviser:

ASIAL serves as investment manager to the Fund and Aberdeen Standard Investments Australia Limited serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are indirect wholly-owned subsidiaries of Standard Life Aberdeen plc (collectively the “Advisers”).

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

In rendering management services, the Investment Manager may use the resources of advisory subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding/ personnel sharing procedures pursuant to which investment professionals from each affiliate, including the Investment Adviser, may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Investment Manager. No remuneration is paid by the Fund with regards to the memorandum of understanding/personnel sharing procedures.

Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of the Fund’s average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund’s average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. The Investment Adviser is paid by the Investment Manager, and not the Fund, for its services.

For the six-month period ended April 30, 2020, ASIAL earned $578,031 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Standard Investments Inc. (“ASII”), an affiliate of the Advisers, is the Fund’s Administrator, pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the six-month period ended April 30, 2020, ASII earned $49,179 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2020, the Fund incurred investor relations fees of approximately $32,282, For the six-month period ended April 30, 2020, ASII bore $1,545 of the investor relations cost allocated to the Fund because the Fund was above 0.05% of the Fund’s average weekly net assets on an annual basis.

Aberdeen Australia Equity Fund, Inc.	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2020

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2020, were $14,765,365 and $19,285,307, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. As of April 30, 2020, there were 22,742,326 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2020 and fiscal year ended October 31, 2019, the Fund did not repurchase any shares through this program.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Concentrating investments in Australia subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

d. Leverage Risk:

The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

18	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2020

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of April 30, 2020, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$98,743,226	$18,673,828	$(15,695,393)	$2,978,435

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2020.

On May 11, 2020 the Fund announced that it will pay on June 30, 2020 a stock distribution of $0.12 per share to all shareholders of record as of May 21, 2020.

On May 7, 2020, The Fund announced that the Board of Directors has determined in order to provide the portfolio managers with additional flexibility to meet the Fund’s investment objectives, the Fund will begin to use leverage as permitted under the Fund’s investment restrictions and organizational documents. The Fund is permitted to borrow for investment purposes as may be permitted by the 1940 Act or any rule, order or interpretation thereunder. This allows the Fund to borrow for investment purposes in the amount up to 33 1/3% of the Fund’s total assets. At the present time, the Fund intends to limit the use of leverage to approximately 10-15% of its total assets. No material changes in the Fund’s portfolio composition or investment approach are expected as a result of the Fund’s use of leverage. To the extent the Fund utilizes leverage, it will be exposed to additional risks, including the risk that the costs of leverage could exceed the income earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund’s net asset value, market price and distributions. Additionally, in the event of a general market decline in the value of the Fund’s assets, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

Aberdeen Australia Equity Fund, Inc.	19

Dividend Reinvestment and Optional Cash Purchase Plan

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center

20	Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (concluded)

through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Australia Equity Fund, Inc.	21

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Corporate Information

Directors

Neville J. Miles, Chairman

Martin Gilbert

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

Investment Manager

Aberdeen Standard Investments (Asia) Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Standard Investments Australia Limited

Level 10 255 George Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited

The accompanying Financial Statements as of April 30, 2020, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IAF SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to the semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable to the semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2020, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -       Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act  and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)          A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 13(c)(1), 13(c)(2) and 13(c)(3) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 6, 2020

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 6, 2020

EXHIBIT LIST

13(a)(2) — Rule 30a-2(a) Certifications

13(b) — Rule 30a-2(b) Certifications

13(c)(1), 13(c)(2), 13(c)(3) — Distribution notice to stockholders